SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             J & J SNACK FOODS CORP.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                    [INSERT NAME OF FILER WHEN APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
--------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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

                         [J & J SNACK FOODS CORP. LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 7, 1996

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of J & J SNACK FOODS CORP. will be held on Wednesday, February 7, 1996 at 10:00 A.M., E.S.T., at The Cherry Hill Hilton, Route 70 and Cuthbert Road, Cherry Hill, New Jersey 08034 for the following purposes:

          1. To elect one director for a five-year term.

          2. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed December 11, 1995 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors,

                                                                DENNIS G. MOORE,

                                                                       Secretary

December 20, 1995

                                     [LOGO]

                              6000 CENTRAL HIGHWAY
                          PENNSAUKEN, NEW JERSEY 08109

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

     The enclosed proxy is solicited by and on behalf of J & J Snack Foods Corp. ('J & J') for use at the Annual Meeting of Shareholders to be held on Wednesday, February 7, 1996 at 10:00 A.M., E.S.T., at The Cherry Hill Hilton, Route 70 and Cuthbert Road, Cherry Hill, New Jersey 08034 and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is December 20, 1995. Sending a signed proxy will not affect the shareholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. The grant of a later proxy revokes this proxy. The presence at the meeting of a shareholder who has given a proxy does not revoke the proxy unless the shareholder files written notice of the revocation with the secretary of the meeting prior to the voting of proxy or votes the shares subject to the proxy by written ballot.

     The expense of the proxy solicitation will be borne by J & J. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of J & J without additional compensation. J & J is required to pay the reasonable expenses incurred by record holders of the common stock, no par value per share, of J & J (the 'Common Stock') who are brokers, dealers, banks or voting trustees, or other nominees, for mailing proxy material and annual shareholder reports to any beneficial owners of Common Stock they hold of record, upon request of such record holders.

     A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock for the election of the nominee for director.

     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which J & J does not know about a reasonable time before the proxy solicitation, and are presented at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

     J & J had 9,076,354 shares of Common Stock outstanding at the close of business on December 11, 1995, the record date. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering such matter. Each share of Common Stock is entitled to one vote on each matter which may be brought before the Meeting. The election of directors will be determined by a plurality vote and the nominee receiving the most 'for' votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. An abstention, withholding of authority to vote for or broker non-vote, therefore, will not have the same legal effect as an 'against' vote and will not be counted in determining whether the proposal has received the required shareholder vote. Shareholders do not have approval or dissenter rights with respect to election of Directors.

              INFORMATION CONCERNING NOMINEE FOR ELECTION TO BOARD

     One (1) director is expected to be elected at the Annual Meeting to serve on the Board of Directors of J & J until the expiration of his term as indicated below and until his respective successor is elected and has qualified.

     The following table sets forth information concerning J & J's nominee for election to the Board of Directors. If the nominee becomes unable or for good cause will not serve, the person named in the enclosed form of proxy will vote in accordance with his best judgment for the election of such substitute nominee as shall be designated by the Board of Directors. The Board of Directors of J & J expects the nominee to be willing and able to serve.

                                                                                                           YEAR OF
                                                                                                        EXPIRATION OF
           NAME                      AGE                               POSITION                       TERM AS DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Peter G. Stanley ...........          53          Director          2001

       INFORMATION CONCERNING CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

                                                                                                           YEAR OF
                                                                                                        EXPIRATION OF
           NAME                       AGE                               POSITION                      TERM AS DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Gerald B. Shreiber .........          54   Chairman, Chief Executive Officer, President and Director        2000
Stephen N. Frankel .........          54   Director                                                         1998
Leonard M. Lodish ..........          52   Director                                                         1999
Dennis G. Moore ............          40   Senior Vice President, Chief Financial Officer, Secretary,       1997
                                             Treasurer and Director
Robert M. Radano ...........          46   Senior Vice President, Sales                                      --
John S. Schiavo ............          45   Senior Vice President, West                                       --
Donald M. Taylor ...........          62   Vice President and General Manager of Eastern Operations          --

     Peter G. Stanley became a director in 1983. From 1976 until 1992 he was a general partner of The Marian Bank, Philadelphia, Pennsylvania, a private commercial bank. From April 1, 1992 to September 1995, Mr. Stanley was a self-employed Marketing and Sales Consultant. From September 1995 to present, Mr. Stanley is Executive Vice President of Tri-Arc Financial Services, Inc., a commercial insurance broker.

     Gerald B. Shreiber is the founder of J & J and has served as its Chairman of the Board, President, and Chief Executive Officer since its inception in 1971. Mr. Shreiber serves as a Director of The Score Board, Inc.

     Stephen N. Frankel became a director in 1983. Since 1976 he has been the President and sole shareholder of Stephen N. Frankel Realtor, Inc. which is engaged in commercial and industrial real estate in the South Jersey area.

     Leonard M. Lodish became a director in 1992. He is Samuel R. Harrell, Professor in the Marketing Department of The Wharton School at the University of Pennsylvania where he has been a professor since 1968. He is a Director of Franklin Electronic Publishing, Inc. (maker of portable electronic reference works), and Information Resources, Inc. (marketing data and marketing research).

     Dennis G. Moore joined J & J in 1984, and has served in various capacities since that time. He was named Chief Financial Officer in 1992 and was elected to the Board of Directors in 1995.

     Robert M. Radano joined J & J in 1972. His responsibilities include the coordination of food service sales and marketing activities of J & J's regional sales managers and handling of J & J's national accounts.

     John S. Schiavo, who joined J & J in 1981, manages the manufacturing and sales activities of the Vernon, California facility.

     Donald M. Taylor joined J & J in 1978. He is responsible for eastern region manufacturing, distribution and branch operations.

BOARD OF DIRECTORS, COMMITTEES AND ATTENDANCE AT MEETINGS

     The Board of Directors held four meetings during fiscal 1995. Each director attended all meetings of the Board and committees of which he was a member during fiscal 1995.

     The Board of directors has appointed a Compensation Committee which during fiscal 1995 consisted of Messrs. Frankel, Lodish and Stanley to fix the compensation of the chief executive officer. The Compensation Committee also administers the Company's Stock Option Plan. The Board of Directors also has appointed an Audit Committee which during fiscal 1995 consisted of Messrs. Frankel, Lodish and Stanley to, among other things, review the Company's financial and accounting practices and policies and the scope and results of the Company's annual audit. The Audit Committee also recommends to the Board the selection of the Company's independent public accountants. During fiscal 1995, the Compensation Committee and the Audit Committee each held one meeting.

     The Board of Directors has not appointed a standing Nominating Committee.

DIRECTOR COMPENSATION

     Each director of the Company who is not also an employee receives an annual fee of $3,000 and a fee of $1,000 for each meeting of the Board or committee meeting attended, plus reimbursement of expenses incurred in attending meetings. Additionally, pursuant to the terms of the Company's Nonstatutory Stock Option Plan for Non-employee Directors and Chief Executive Officer, each Director is annually granted an option to purchase 3,000 shares of Common Stock and the Chief Executive Officer is granted an option to purchase 25,000 shares of Common Stock at an exercise price equal to the Common Stock's fair market value on May 1 each year which will first be exercisable one year later.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of December 11, 1995 concerning each person or group known to J & J to be the beneficial owner of more than 5% of Common Stock and concerning the beneficial ownership of Common Stock by J & J's directors and all executive officers and directors of J & J as a group. Except as otherwise noted, each beneficial owner of the Common Stock listed below has sole investment and voting power.

                                                                                      SHARES OWNED    PERCENT OF
                                                                                     BENEFICIALLY(1)     CLASS
------------------------------------------------------------------------------------------------------------------
Gerald B. Shreiber..............................................................      2,985,646(2)       32.3%
  6000 Central Highway
  Pennsauken, NJ 08109
Stephen N. Frankel..............................................................         62,770(3)(4)       *
Leonard M. Lodish...............................................................         19,000(5)          *
Peter G. Stanley................................................................         51,500(3)(6)       *
Dennis G. Moore.................................................................         23,251(7)          *
David L. Babson & Company.......................................................        716,500           7.9%
  1 Memorial Drive
  Cambridge, MS 02142
All executive officers and directors as a group (8 persons).....................      3,389,681(8)       36.0%

------------------
* Less than 1%
(1) The securities 'beneficially owned' by a person are determined in accordance with the definition of 'beneficial ownership' set forth in the regulations of the Securities and Exchange Commission and, accordingly, include securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.
(2) Includes 157,062 shares of Common Stock issuable upon the exercise of options granted to Mr. Shreiber and exercisable within 60 days from the date of this Proxy Statement, 1100 shares which are owned by Mr. Shreiber's spouse, and 22,564 shares held for the benefit of Mr. Shreiber in J & J's 401(k) Plan.
(3) Includes 42,000 shares of Common Stock issuable upon the exercise of options and exercisable within 60 days from the date of this Proxy Statement.
(4) Includes 160 shares owned as trustee for children, and 500 shares owned by Mr. Frankel's spouse.
(5) Includes 16,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Lodish and exercisable within 60 days from the date of this Proxy Statement.
(6) Includes 9,500 shares owned jointly with Mr. Stanley's spouse with shared voting and investment power.
(7) Includes 18,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Moore and exercisable within 60 days from the date of this Proxy Statement and 1,751 shares held for the benefit of Mr. Moore in the Company's 401(k) Plan.
(8) Includes 340,062 shares of Common Stock issuable upon the exercise of options granted to executive officers and directors of J & J and exercisable within 60 days from the date of this Proxy Statement.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the compensation paid to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for services rendered in all capacities for fiscal 1995, 1994 and 1993:

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                     COMPENSATION
                                                            ANNUAL COMPENSATION         AWARDS
                  NAME AND                                ------------------------  ---------------     ALL OTHER
             PRINCIPAL POSITION               YEAR          SALARY        BONUS         OPTIONS      COMPENSATION(1)
------------------------------------------  ---------     -----------  -----------  ---------------  ---------------
Gerald B. Shreiber                             1995      $408,000      $175,000         25,000           $3,000
  Chairman of the Board,                       1994      $375,000      $250,000         25,000           $3,000
  President, Chief Executive                   1993      $350,000      $250,000         25,000           $3,000
  Officer and Director

Robert M. Radano                               1995      $145,000      $104,000          6,000           $3,000
  Senior Vice President, Sales                 1994      $140,000      $174,000          5,000           $3,000
                                               1993      $127,000      $129,000          5,000           $2,000

John S. Schiavo                                1995      $186,000      $ 75,000          6,000           $3,000
  Senior Vice President, West                  1994      $179,000      $200,000          5,000           $2,000
                                               1993      $170,000      $222,000          5,000           $3,000

Dennis G. Moore                                1995      $153,000      $ 50,000          6,000           $3,000
  Senior Vice President, Chief                 1994      $130,000      $ 50,000          5,000           $2,000
  Financial Officer and Director               1993      $107,000      $ 25,000          5,000           $1,000

Donald M. Taylor                               1995      $134,000      $ 18,000          4,000           $3,000
  Vice President and General                   1994      $123,000      $ 17,000          4,000           $2,000
  Manager of Eastern Operations                1993      $116,000      $ 15,000          4,000           $1,000

------------------
(1) 401(K) Profit Sharing Plan Contribution.

     The following table sets forth certain information concerning stock options granted during fiscal 1995 to the Chief Executive Officer and to each of the four other most highly compensated executive officers of the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                                                            VALUES AT ASSUMED ANNUAL
                                                                                              RATES OF STOCK PRICE
                                                                                             APPRECIATION FOR OPTION
                                    INDIVIDUAL GRANTS                                                  TERM
-------------------------------------------------------------------------------------------  ------------------------
                                                  % OF TOTAL
                                                OPTIONS GRANTED
                                    OPTIONS      TO EMPLOYEES      EXERCISE   EXPIRATION
              NAME                  GRANTED     IN FISCAL YEAR       PRICE       DATE           5%           10%
---------------------------------------------------------------------------------------------------------------------

Gerald B. Shreiber...............   25,000(l)         14           $11.75     4/30/05        $185,000     $468,000

Robert M. Radano.................    6,000(2)          3           $11.75     5/15/00        $ 19,000     $ 43,000

John S. Schiavo..................    6,000(2)          3           $11.75     5/15/00        $ 19,000     $ 43,000

Dennis G. Moore..................    6,000(2)          3           $11.75     5/15/00        $ 19,000     $ 43,000

Donald M. Taylor.................    4,000(2)          2           $11.75     5/15/00        $ 13,000     $ 29,000

------------------

(1) All options granted are first exercisable on May 1, 1996.

(2) All options granted are first exercisable on May 16, 1998.

     The following table sets forth certain information concerning the number of unexercised options and the value of unexercised options held at the end of fiscal year 1995. No options were exercised by such officers during fiscal 1995.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                              VALUE OF
                                                                                             UNEXERCISED
                                                                                            IN-THE-MONEY
                                                                    NUMBER OF UNEXERCISED      OPTIONS
                                                                    OPTIONS AT FY-END (#)   AT FY-END ($)
                                   SHARES ACQUIRED  VALUE REALIZED      EXERCISABLE/        EXERCISABLE/
              NAME                 ON EXERCISE (#)       ($)            UNEXERCISABLE       UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
Gerald B. Shreiber...............        12,000       $27,000        157,062/25,000          $81,000/$-0-

Robert M. Radano.................         6,000       $32,000         20,000/11,000           $4,000/$4,000

John S. Schiavo..................                                     26,000/11,000          $31,000/$4,000
                                           ----       $  ----

Dennis G. Moore..................                                     18,000/11,000          $26,000/$4,000
                                           ----       $  ----

Donald M. Taylor.................                                     19,000/ 8,000          $21,000/$3,000
                                           ----       $  ----

401(K) PROFIT SHARING PLAN

     J & J maintains a 401(K) Profit Sharing Plan for the benefit of eligible employees. J & J's contribution is based upon the individual employee's contribution. During the fiscal year ended September 30, 1995, contributions in the amount of $242,000 were made to the 401(K) Profit Sharing Plan.

STOCK PERFORMANCE GRAPH

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
        AMONG J & J SNACK FOODS CORP., THE NASDAQ STOCK MARKET-US INDEX
                           AND THE S & P FOODS INDEX



                        [ GRAPH INSERTION POINT ]

                      TOTAL RETURN TO SHAREHOLDERS
                          REINVESTED DIVIDENDS

                          1990    1991    1992    1993    1994    1995
                         ------  ------  ------  ------  ------  ------
J & J SNACK FOODS CORP.    100     227     149     294     208     192
NASDAQ STOCK MARKET-US     100     157     176     231     233     321
S & P FOODS                100     140     159     144     159     198

------------------

*$100 INVESTED ON 09/30/90 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors is composed of directors who are not employees of J & J and is responsible for developing and making recommendations to the Board with respect to J & J's executive compensation programs. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer. The Compensation Committee neither reviews nor approves the decisions of the Chief Executive Officer with respect to the compensation of the other executive officers.

     J & J's compensation is comprised of base salary, bonus, long term incentive compensation in the form of stock options, and various benefits generally available to all full-time employees of the Company, including participation in group medical and life insurance plans and the 401(K) Profit Sharing Plan.

Base Salary

     Base salary levels for J & J's executive officers are competitively set relative to companies in the food industry. In obtaining competitive information, the Company informally reviews newspaper and trade journal reports and information gathered from discussion from others in the industry. No formal survey is undertaken.

Bonuses

     Annual performance standards for each executive officer's area of responsibility are established by the Chief Executive Officer for other executive officers. In some cases, bonuses are linked primarily to achieving increases from the prior year's sales and/or earnings. In other cases, bonuses reflect a more subjective view of an individual's performance.

     The bonus for Mr. Shreiber was not linked to any specific formula. The Compensation Committee considers both the long term aspect of the Company's performance and year to year results. Among the items considered by the Committee were J & J's Sales, Operating Income, Operating Income as a percent of sales, Net Earnings, Earnings Per Share, Return on Equity and Stock Price. These items were reviewed for the previous year and for a five year period. The Committee reviewed and considered published reports about the compensation levels of the 100 largest public companies in the Delaware Valley. The Committee also considers matters which are likely to have a long term impact on the Company but may not be reflected on the annual financial statements.

     The above factors were considered subjectively without specific weight to any item.

Stock Options

     The Company uses the Stock Option Plan as its long-term incentive plan for executive officers and key employees. The objectives of this Plan are to align the long term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long term equity interest in J & J. Options given to the Chief Executive Officer are fixed according to a Nonstatutory Plan. Options given to other executive officers are recommended by the Chief Executive Officer and approved by the Compensation Committee.

Policy with Respect to Section 162(m) of the Internal Revenue Code

     Generally, Section 162(m) of the Internal Revenue Code, and the proposed regulations promulgated thereunder (collectively, 'Section 162(m)'), denies a deduction to any publicly held corporation, such as J & J, for compensation paid to a 'covered employee' in a taxable year to the extent that compensation exceeds $1,000,000. A covered employee includes the chief executive officer on the last day of the taxable year and any other employee whose compensation is required to be reported in the Summary Compensation Table by reason of such employee being among the four highest compensated officers for such taxable year (other than the chief executive officer). The deduction limit of Section 162(m) applies to any compensation that could otherwise be deducted in a taxable year, except for enumerated types of payments, including payments that meet the requirements in Section 162(m) for performance-based compensation. Under the requirements for performance-based compensation set forth in Section 162(m), compensation will not be subject to the deduction limit if (1) it is payable on account of the attainment of one or more performance goals; (2) the performance goals are established by a Compensation Committee of the Board of Directors that is comprised solely of two or more outside directors; (3) the material terms of the compensation and the performance goals are disclosed to and approved by shareholders before payment; and (4) the Compensation Committee certifies that the performance goals have been satisfied before payment.

     The Compensation Committee is reviewing Section 162(m) including the regulations thereunder which are not yet final. The Committee has been advised that stock options issued to the Chief Executive Officer pursuant to the Nonstatutory Plan for Non-Employee Directors and Chief Executive Officer are grandfathered under the proposed regulations with respect to the applicability of Section 162(m). Although the Compensation Committee believes that the amount of annual compensation paid to any executive officer of J & J will not exceed $1,000,000 in the foreseeable future, it is the Compensation Committee's policy that, where practicable, it will seek to comply with the requirements of Section 162(m) applicable to performance-based compensation to the extent it determines that it is likely that the compensation to be paid to any such executive officer will exceed $1,000,000 per year.

                             Compensation Committee
                               Stephen N. Frankel
                               Leonard M. Lodish
                                Peter G. Stanley

                             SHAREHOLDER PROPOSALS

     Shareholder proposals for the 1997 Annual Meeting of Shareholders must be submitted to the Company by September 1, 1996 to receive consideration for inclusion in the Company's Proxy Statement.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 1994.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected Grant Thornton LLP to be employed as J & J's independent certified public accountants to make the annual audit and to report on, as may be required, the consolidated financial statements which may be filed by J & J with the Securities and Exchange Commission during the ensuing year.

     A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of Shareholders and to have the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company does not know, a reasonable time before the proxy solicitation, are to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                  ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

     This Proxy Statement is accompanied by the Company's Annual Report to Shareholders for fiscal 1995.

     EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF J & J'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1995 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED SEPTEMBER 30, 1995, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO J & J SNACK FOODS CORP., 6000 CENTRAL HIGHWAY, PENNSAUKEN, NEW JERSEY 08109, ATTENTION: DENNIS G. MOORE.

                                             By Order of the Board of Directors,

                                                      DENNIS G. MOORE, Secretary

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

                            J & J SNACK FOODS CORP.
               ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1996
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints DONALD M. TAYLOR and HARRY McLAUGHLIN, each of them with full power of substitution, proxy agents to vote all shares which the undersigned is entitled to vote at the Annual Meeting of its Shareholders February 7, 1996, on all matters that properly come before the meeting, subject to any directions indicated below. The proxy agents are directed to vote as follows on the proposals described in J & J's Proxy Statement.

    This proxy will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote 'FOR' the election of J & J's nominees as directors.

    The proxy agents present and acting at the meeting, in person or by their substitutes (or if only one is present and acting, then that one), may exercise all powers conferred hereby. Discretionary authority is conferred hereby as to certain matters described in J & J's Proxy Statement.

1. Election of Director                                    WITHHOLD
   Peter G. Stanley              FOR  / /                  AUTHORITY   / /


                                       11

                  (Continued and to be signed on reverse side)

Receipt of J & J's Annual Report to Shareholders and the Notice of the Meeting and Proxy Statement dated December 20, 1995 is hereby acknowledged.

                                            Dated: _____________________ , 199_
                                                   (Please date this proxy)

                                            ___________________________________


                                            ___________________________________
                                                         (Signature)

                                            It would be helpful if you signed
                                            your name as it appears hereon,
                                            indicating any official position or
                                            representative capacity. If shares
                                            are registered in more than one
                                            name, all owners should sign.


                                            PLEASE DATE AND SIGN THIS PROXY AND
                                            RETURN IT PROMPTLY IN THE ENCLOSED
                                            POSTAGE PAID ENVELOPE.



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